EXHIBIT 10.1


            WEDIT
Deloitte & Touche
-----------------                       ----------------------------------------
        [GRAPHIC]                       Deloitte & Touche GmbH
                                        Wirtschaftsprufungsgesellschaft





                       CONSENT OF DELOITTE & TOUCHE GMBH



We hereby consent to the incorporation by reference to the Registration Statement on Form S-8 (Registration Number 333-84453) of our report dated February 4, 2000 on our audits of the consolidated financial statements of iQ Power Technology, Inc. and its subsidiaries as of December 31, 1998 and 1999, which report is included in the Annual Report on Form 10-KSB of iQ Power Technology, Inc. for the year ended December 31, 1999.



Deloitte & Touche GmbH
/s/ Deloitte & Touche GmbH
Munich, Germany   Deloitte & Touche GmbH
                  Wirtschaftsprufungsgesellschaft


February 2, 2000